AMENDMENT NO. 22
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

Effective January 1, 2002

Between

JACKSON NATIONAL LIFE INSURANCE COMPANY
("CEDING COMPANY")

and

ACE TEMPEST LIFE REINSURANCE LTD.
("REINSURER")

Effective December 12, 2011 and April 30, 2012, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to add new funds and record fund name changes. To effect these changes, the following provision of this Agreement is hereby amended:

- Schedule B-2, *Subaccounts Subject to this Reinsurance Agreement*, amendment #21, is hereby replaced by the attached Schedule B-2.

Jackson National Life Insurance Company	ACE Tempest Life Reinsurance Ltd.
By Lisa C. Drake	By [signature]
Name Lisa C. Drake	Name Alberto Artmezquine
Title SVP&Chief Actuary	Title SVP & Chief Actuary
Date 03/12/12	Date 03/13/12.

<u>SCHEDULE B-2</u>

Subaccounts Subject to this Reinsurance Agreement

	Comment	Product Availability
an Funds Balanced Allocation Fund	New 4/30/2012	All
an Funds Global Small Capitalization Fund	New 5/3/2010	All
an Funds Growth Allocation Fund	New 4/30/2012	All
an Funds New World Fund	New 5/3/2010	All
an Funds International Fund	New 5/3/2010	All
an Funds Growth-Income Fund	New 5/3/2010	All
an Funds Blue Chip Income and Growth Fund	New 5/3/2010	All
an Funds Global Bond Fund	New 5/3/2010	All
ock Commodity Securities Fund	New 1/16/2007 – Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund.	All
ock Global Allocation Fund	New 10/11/2010	All
eld Global Infrastructure Fund	New 12/12/2011	All
Guardian Global Balanced Fund	Subadvisor changed from Janus on 2/18/04. Name changed from JNL/FMR Balanced Fund effective 4/30/2007 and from JNL/FI Balanced Fund effective 12/3/2007.	All
Guardian Global Diversified Research Fund	Formerly JNL/Janus Global Equities Fund. Name changed from JNL/Select Global Growth Fund effective 12/3/2007.	All
S Core Equity Fund	Name changed from JNL/Eagle Core Equity Fund effective 4/30/2012	All
nall Cap Equity Fund		All
ng Investments Asia ex-Japan Fund	New 3/31/2008; Name changed from JNL/PAM Asia ex-Japan Fund effective 4/30/2012	All
ng Investments China-India Fund	New 3/31/2008; Name changed from JNL/PAM China-India Fund effective 4/30/2012	All
Templeton Founding Strategy	New 1/16/2007	All
Templeton Global Growth	New 1/16/2007	All
Templeton Global Multi-sector Bond Fund	New 12/12/2011	All
Templeton Income Fund	New 5/1/2006	All

	Comment	Product Availability
Small Cap Growth Fund	New 12/3/2007 – Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010	All
es	New 1/16/2007	All
'alue Fund	New 5/2/05	All
Fund	Formerly JNL/Salomon Brothers Global Bond Fund. Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007.	All
ts Debt Fund	New 10/6/2008	All
'und	New 5/2/05	All
	New 1/16/2007. Effective 10/11/2010, name changed from JNL/Credit Suisse Long/Short.	All
	New 4/6/2009	All
	New 4/6/2009	All
	New 4/6/2009	All
	New 4/6/2009	All
nd	Named changed from JNL/Putnam International Equity Fund effective 5/2/05 and from JNL/JPM International Equity Fund effective 12/3/2007. Effective 10/11/2010, name changed from JNL/AIM International Growth Fund.	All
	2/18/2004 merged with JNL/AIM Premier Equity II Fund . Name changed from JNL/AIM Large Cap Growth Fund effective 10/11/2010.	All
	New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund .	All
	Name changed from JNL/AIM Small Cap Growth Fund effective 10/11/2010.	All
	New 9/28/2009	All but Fifth Third
und		All
d	Subadvisor changed from Janus on 2/18/04. Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007. Also, the JNL/Putnam Midcap Growth Fund merged with this fund effective 12/3/2007.	All

Fund Name
JNL/American Funds Balanced Allocatic
JNL/American Funds Global Small Capi
JNL/American Funds Growth Allocation
JNL/American Funds New World Fund
JNL/American Funds International Fund
JNL/American Funds Growth-Income Fu
JNL/American Funds Blue Chip Income
JNL/American Funds Global Bond Fund
JNL/Black Rock Commodity Securities I
JNL/BlackRock Global Allocation Fund
JNL/Brookfield Global Infrastructure Fu
JNL/Capital Guardian Global Balanced I
JNL/Capital Guardian Global Diversifie
JNL/DFA US Core Equity Fund
JNL/Eagle Small Cap Equity Fund
JNL/Eastspring Investments Asia ex-Japa
JNL/Eastspring Investments China-India
JNL/Franklin Templeton Founding Strate
JNL/Franklin Templeton Global Growth
JNL/Franklin Templeton Global Multi-se
JNL/Franklin Templeton Income Fund

	Comment	Product Availability
	Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.	All
	New 5/1/2006	All
	Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008	All
	New 10/6/2008	All
	New 10/6/2008	All
	New 4/30/2007	All
	Subadvisor changed from Curian effective 2/18/04	All
		All
nd	Subadvisor changed from Curian effective 2/18/04	All
nd	Subadvisor changed from Curian effective 2/18/04	All
	New 4/30/2012	All
nd	New 12/12/2011	All
	Subadvisor changed from Curian effective 2/18/04. Name changed from JNL/Mellon Capital Management Energy Sector Fund on 5/2/05	All
	New 10/6/2008	All
	Subadvisor changed from Curian effective 2/18/04	All
		All
		All
	New 4/30/2007	All
	Effective 10/4/04	All
	New 5/1/2006	All
	Subadvisor changed from Curian effective 2/18/04. Name changed from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund on 5/2/05	All
nd	New 4/30/2007	All
	New 10/6/2008	All
	New 4/30/2007	All

Fund Name
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares
JNL/Franklin Templeton Small Cap Value Fund
JNL/ Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
JNL/Invesco International Growth Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco Small Cap Growth Fund
JNL/ Ivy Asset Strategy
JNL/JPMorgan International Value Fund
JNL/JPMorgan Mid Cap Growth Fund

	Product Availability
	All
urian between 12/15/03 and 2/18/04 and Mellon ent prior to 12/15/03	All
urian between 12/15/03 and 2/18/04 and Mellon ent prior to 12/15/03; Effective 4/6/2009, the al Management Enhanced S&P 500 Stock Index into this fund.; Effective 9/28/2009, the a Core Equity Fund was merged into this fund.	All
ed from Curian effective 2/18/04	All
urian between 12/15/03 and 2/18/04 and Mellon ent prior to 12/15/03; Effective 4/6/2009, the Cap Equity Fund was merged into this fund.	All
ed from Curian effective 2/18/04	All
	All
m JNL/Mellon Capital Management The Dow 006	All
m JNL/Mellon Capital Management The S&P 006	All
4	All
4. Name changed from JNL/Mellon Capital aq® 15 Fund effective 12/3/2007	All
4. Name changed from JNL/Mellon Capital e Line® 25 Fund effective 12/3/2007	All
	All but Fifth Third
	All
	All
	All
	All
	All
	All
JNL/PPM America High Yield Bond Fund was n 10/4/04. Name changed from JNL/Salomon ld Bond Fund effective 5/1/2006, from Yield Bond Fund effective 1/16/2007 and Asset High Yield Bond Fund effective	All

Fund Name	Comment
JNL/JPMorgan U.S. Government & Quality Bond Fund	Name changed from Bond Fund effective Quality Bond Fund e Asset U.S. Govt. & Q
JNL/Lazard Emerging Markets Fund	New 5/1/2006
JNL/Lazard Mid Cap Equity Fund	Name changed from 3/31/2008
JNL/M&G Global Basics Fund	New 10/6/2008
JNL/M&G Global Leaders Fund	New 10/6/2008
JNL/ Mellon Capital Management 10 x 10 Fund	New 4/30/2007
JNL/ Mellon Capital Management 25 Fund	Subadvisor changed
JNL/Mellon Capital Management Bond Index Fund	
JNL/ Mellon Capital Management Communications Sector Fund	Subadvisor changed
JNL/ Mellon Capital Management Consumer Brands Sector Fund	Subadvisor changed
JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund	New 4/30/2012
JNL/Mellon Capital Management Emerging Markets Index Fund	New 12/12/2011
JNL/ Mellon Capital Management Oil & Gas Sector Fund	Subadvisor changed changed from JNL/M Fund on 5/2/05
JNL/Mellon Capital Management European 30 Fund	New 10/6/2008
JNL/ Mellon Capital Management Financial Sector Fund	Subadvisor changed
JNL/ Mellon Capital Management Global 15 Fund	
JNL/Mellon Capital Management International Index Fund	
JNL/Mellon Capital Management Index 5 Fund	New 4/30/2007
JNL/ Mellon Capital Management JNL 5 Fund	Effective 10/4/04
JNL/Mellon Capital Management JNL Optimized 5 Fund	New 5/1/2006
JNL/ Mellon Capital Management Healthcare Sector Fund	Subadvisor changed changed from JNL/M Pharmaceutical/Healt
JNL/ Mellon Capital Management NYSE® International 25 Fund	New 4/30/2007
JNL/Mellon Capital Management Pacific Rim 30 Fund	New 10/6/2008
JNL/ Mellon Capital Management S&P® SMid 60 Fund	New 4/30/2007

Fund Name	Comment
JNL/Mellon Capital Management S&P ® 24 Fund	New 5/1/2006
JNL/Mellon Capital Management S&P 400 Mid Cap Index Fund	Subadvisor was Curian between 12/15/03 and Capital Management prior to 12/15/03
JNL/Mellon Capital Management S&P 500 Index Fund	Subadvisor was Curian between 12/15/03 and Capital Management prior to 12/15/03; Effecti JNL/Mellon Capital Management Enhanced S Fund was merged into this fund.; Effective 9/2 JNL/PPM America Core Equity Fund was me
JNL/ Mellon Capital Management Select Small-Cap Fund	Subadvisor changed from Curian effective 2/1
JNL/Mellon Capital Management Small Cap Index Fund	Subadvisor was Curian between 12/15/03 and Capital Management prior to 12/15/03; Effecti JNL/Lazard Small Cap Equity Fund was merg
JNL/ Mellon Capital Management Technology Sector Fund	Subadvisor changed from Curian effective 2/1
JNL/Mellon Capital Management Dow SM Dividend	New 1/17/2006
JNL/ Mellon Capital Management Dow sm 10 Fund	Name changed from JNL/Mellon Capital Man 10 effective 1/17/2006
JNL/ Mellon Capital Management S&P® 10 Fund	Name changed from JNL/Mellon Capital Man 10 effective 1/17/2006
JNL/ Mellon Capital Management VIP Fund	Effective 10/4/2004
JNL/Mellon Capital Mgmt Nasdaq® 25 Fund	Effective 10/4/2004. Name changed from JNL Management Nasdaq® 15 Fund effective 12/3
JNL/Mellon Capital Mgmt Value Line® 30 Fund	Effective 10/4/2004. Name changed from JNL Management Value Line® 25 Fund effective 1
JNL/Mellon Capital Management Global Alpha Fund	New 9/28/2009
JNL/Morgan Stanley Mid Cap Growth Fund	New 4/30/2012
JNL/Neuberger Berman Strategic Income Fund	New 4/30/2012
JNL/Oppenheimer Global Growth Fund	
JNL/PIMCO Real Return	New 1/16/2007
JNL/PIMCO Total Return Bond Fund	
JNL/PPM America Floating Rate Income Fund	New 5/2/2011
JNL/PPM America High Yield Bond Fund	Effective 10/4/04. JNL/PPM America High Yi merged into this on 10/4/04. Name changed fr Brothers High Yield Bond Fund effective 5/1/ JNL/Western High Yield Bond Fund effective from JNL/Western Asset High Yield Bond Fu 4/30/2007.

Fund Name	Comment	Product Availability
JNL/PPM America Mid-Cap Value Fund	New 3/31/2008	All
JNL/PPM America Small Cap Value Fund	New 3/31/2008	All
JNL/PPM America Value Equity	Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007	All
JNL/Red Rocks Listed Private Equity Fund	New 10/6/2008	All
JNL/S&P 4 Fund	New 12/3/2007	All
JNL/S&P Competitive Advantage Fund	New 12/3/2007	All
JNL Disciplined Growth	New 1/16/2007 – Name changed from JNL/S&P Disciplined Growth effective 8/29/2011	All but Fifth Third
JNL Disciplined Moderate	New 1/16/2007 – Name changed from JNL/S&P Disciplined Moderate effective 8/29/2011	All but Fifth Third
JNL Disciplined Moderate Growth	New 1/16/2007 – Name changed from JNL/S&P Disciplined Moderate Growth effective 8/29/2011	All but Fifth Third
JNL/S&P Dividend Income & Growth Fund	New 12/3/2007	All
JNL/S&P Intrinsic Value Fund	New 12/3/2007	All
JNL/S&P Managed Aggressive Growth Fund	Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. On 10/4/04 merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive Growth Fund I, JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core Index 50 Fund, and JNL/S&P Core Index 75 Fund	All
JNL/S&P Managed Conservative Fund	Effective 10/4/04	All
JNL/S&P Managed Growth Fund	Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. On 10/4/04 merged with JNL/S&P Core Index 100 Fund. Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund was merged into this fund.	All
JNL/S&P Managed Moderate Fund	Effective 10/4/04 – Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund.	All
JNL/S&P Managed Moderate Growth Fund	Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I; Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund.	All
JNL/S&P Total Yield Fund	New 12/3/2007	All
JNL/T. Rowe Price Established Growth Fund	JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05. JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007.	All
JNL/T. Rowe Price Mid-Cap Growth Fund		All

Fund Name	Comment	Product Availability
JNL/T.Rowe Price Short Term Bond Fund	New 5/1/2006 – Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009	All
JNL/T. Rowe Price Value Fund		All
JNL/UBS Large Cap Select Growth Fund	Formerly JNL/Janus Aggressive Growth Fund. Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007. Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012	All
JNL/WMC Balanced	Name changed from JNL/Select Balanced effective 5/2/2011	All
JNL/WMC Money Market	Name changed from JNL/Select Money Market effective 5/2/2011	All
JNL/WMC Value	Name changed from JNL/Select Value effective 5/2/2011	All
Fifth Third Balanced VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Disciplined Value VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Mid Cap VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Quality Growth VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
JNL General Account		
Guaranteed Five Year Fixed		All but Focus
12 Month DCA		All
6 Month DCA		All
Guaranteed One Year Fixed		All
Guaranteed Seven Year Fixed		All but Focus
Guaranteed Three Year Fixed		All
S&P 500 Composite Stock Price Index – 9 Year Period	Only available prior to 10/4/04	Perspective II and Fifth Third